SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K/A

Amendment No. 1

to

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2003

INTERDIGITAL COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

PENNSYLVANIA	1-11152	23-1882087
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification)

781 Third Avenue, King of Prussia, Pennsylvania 19406-1409

(Address of principal executive offices)

(610) 878-7800

(Registrant’s telephone number, including area code)

This Form 8-K/A Amendment No. 1 to Current Report amends the Current Report on Form 8-K of InterDigital Communications Corporation, filed with the Securities and Exchange Commission dated February 21, 2003, regarding the filing of certain exhibits.

Item 5.	Other Events.

This Form 8-K/A is being filed to file as exhibits certain amendments to contracts, as well as revised versions of certain previously filed contracts, all of which InterDigital Communications Corporation (“Registrant”) and/or its subsidiary, InterDigital Technology Corporation (“ITC”), entered into between May 8, 1995 and May 30, 2003. These contracts have previously been described in the Registrant’s filings with the Securities and Exchange Commission.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

*Exhibit 10.51:	Patent License Agreement dated May 8, 1995 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.52:	Amendment to the Patent License Agreement of May 8, 1995 dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.53:	Narrowband CDMA and Third Generation Patent License Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.54:	Settlement Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.55:	TDD Development Agreement between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation, dated as of January 22, 1999.

*Exhibit 10.56:	Amendment No. 1 to the TDD Development Agreement dated September 30, 2001 between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation.

*Exhibit 10.57:	PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

*Exhibit 10.58	Amendment No. 1 dated March 23, 2000 and Amendment No. 2 dated May 30, 2003 to PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

*These Exhibits are being filed herewith. Portions of Exhibits 10.51, 10.52, 10.53, 10.55, 10.56, 10.57 and 10.58 have been omitted pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL COMMUNICATIONS CORPORATION

Date:	July 2, 2003	By:	/s/ R.J. FAGAN
Richard J. Fagan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

*Exhibit 10.51:	Patent License Agreement dated May 8, 1995 between InterDigital Technology Corporation and NECCorporation.

*Exhibit 10.52:	Amendment to the Patent License Agreement of May 8, 1995 dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.53:	Narrowband CDMA and Third Generation Patent License Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

Exhibit 10.54:	Settlement Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation.

*Exhibit 10.55:	TDD Development Agreement between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation, dated as of January 22, 1999.

*Exhibit 10.56:	Amendment No. 1 to the TDD Development Agreement dated September 30, 2001 between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation.

*Exhibit 10.57:	PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

*Exhibit 10.58	Amendment No. 1 dated March 23, 2000 and Amendment No. 2 dated May 30, 2003 to PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation.

*These Exhibits are filed herewith. Portions of Exhibits 10.51, 10.52, 10.53, 10.55, 10.56, 10.57 and 10.58 have been omitted pursuant to a request for confidential treatment.